                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ MARCEL DUTIL
                 ---------------------------------------------------------------
                                          Marcel Dutil
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ LINO SAPUTO
                 ---------------------------------------------------------------
                                          Lino Saputo
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ JEAN TURMEL
                 ---------------------------------------------------------------
                                          Jean Turmel
                                          Senior Executive Vice President,
                                          Treasury,
                                          Brokerage and Corporate Banking

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ JEAN DAGENAIS
                 ---------------------------------------------------------------
                                          Jean Dagenais
                                          Vice-President and Chief
                                          Accounting Officer

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ PIERRE BOURGIE
                 ---------------------------------------------------------------
                                          Pierre Bourgie
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ J. ROBERT OUIMET
                 ---------------------------------------------------------------
                                          J. Robert Ouimet
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ LEONCE MONTAMBAULT
                 ---------------------------------------------------------------
                                          Leonce Montambault
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ FRANCOIS JEAN COUTU
                 ---------------------------------------------------------------
                                          Francois Jean Coutu
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 30th day of March, A.D. 1998.

                                          /s/ RAYMOND ROYER
                 ---------------------------------------------------------------
                                          Raymond Royer
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ DONALD M. GREEN
                 ---------------------------------------------------------------
                                          Donald M. Green
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ JEAN DOUVILLE
                 ---------------------------------------------------------------
                                          Jean Douville
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ SHIRLEY A. DAWE
                 ---------------------------------------------------------------
                                          Shirley A. Dawe
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ GERARD COULOMBE
                 ---------------------------------------------------------------
                                          Gerard Coulombe
                                          Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ ANDRE BERARD
                 ---------------------------------------------------------------
                                          Andre Berard
                                          Chairman of the Board and
                                          Chief Executive Officer and Director

                                                                    EXHIBIT 24.1

                            NATIONAL BANK OF CANADA

                               POWER OF ATTORNEY

    The undersigned, in his/her capacity as a Director of National Bank of Canada, does hereby appoint Jean Turmel and Francoise Bureau, and each of them, severally, his/her true and lawful attorneys, or attorney, to execute in his/her name, place and stead, in his/her capacity as a Director of said Bank, the Registration Statement on Form F-9 for the registration of U.S. $300,000,000 aggregate principal amount of 8.45% Noncumulative First Preferred Shares, Series Z of National Bank of Canada, as well as the appropriate registration statement or registration statements for the registration of (1) U.S.$300,000,000 of aggregate principal amount of 8.35% Noncumulative Exchangeable Preferred Stock, Series A ("SERIES A PREFERRED SHARES") of NB Capital Corporation and (2) depositary shares of a depositary appointed by National Bank of Canada and by NB Capital Corporation and representing each a fractional interest of a Series A Preferred Share, and any and all amendments and post-effective amendments to the same, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have the power to act hereunder with or without the other of said attorneys and shall have full power and authority to do and perform, in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney and each of them.

    IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 31st day of March, A.D. 1998.

                                          /s/ LEON COURVILLE
                 ---------------------------------------------------------------
                                          Leon Courville
                                          Director